Exhibit 10.15

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT, UNLESS THE COMPANY HAS RECEIVED THE WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH SALE, ASSIGNMENT OR TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING REGISTRATION OF THE ACT.

PROMISSORY NOTE

$____________ USD	June 28, 2019

Section 1. Promise to Pay.  Predictive Technology Group, Inc. (“Borrower”), for value received, hereby promises to pay to _____________________ (“Lender”), the principal sum of _________________________________________________________ Dollars ($____________), with interest at the rate of twelve percent (12%) per annum until this Note has been paid in full.

Section 2. Payments.  Principal and any accrued and unpaid interest shall be due and payable in a single payment on the two year anniversary of this Note. Borrower may, from time to time, in Borrower's discretion, make one or more payments to Lender. Such payments shall be credited to Borrower's account on the date that such payment is received by Lender. Such payments shall be applied first to late charges and collection costs, if any, then to accrued interest to the date of payment, and then to the principal outstanding.

Section 3. Notices.  Any notices required or permitted hereunder shall be in writing and shall be given by personal delivery; by deposit in the United States mail, certified mail, return receipt requested, postage prepaid; or by established express delivery service, freight prepaid.  Notices shall be delivered, addressed, or transmitted to the parties at the following addresses, which may be changed by a notice given to the other party in accordance with this Section. The date notice is deemed to have been given, received and become effective shall be the date on which the notice is delivered, if notice is given by personal delivery, two (2) days following the date of deposit in the mail, if the notice is sent through the United States mail, or the date of actual receipt, if the notice is sent by express delivery service.

Borrower’s address is:

Predictive Technology Group, Inc.

2735 East Parleys Way, Suite 205

Salt Lake City, Utah 84109

Lender’s address is:

_________________________

_________________________

_________________________

Section 4. Miscellaneous.

4.1. The headings of this Note are for purposes of reference only and shall not limit or define the meaning of any provision of this Note.

4.2. If suit or action is instituted in connection with any controversy arising out of this Note, or in the enforcement of any rights hereunder, the prevailing party shall be entitled to recover in addition to costs such sums as the court may adjudge as reasonable attorney’s fees, including attorney’s fees incurred in any appeal.

4.3. This Note shall be governed by the laws of the State of Utah.  Any legal action to enforce or obtain an interpretation of this Note shall be filed in the Third Judicial District Court of Salt Lake County or the United States District Court in Salt Lake City, Utah, and the parties consent to the exercise of personal over them by said courts.

4.4. In computing any period of time pursuant to this Note, the day of the act, event or default from which the designated period of time begins to run shall be included, unless it is a Saturday, Sunday, or a legal holiday, in which event the period shall begin to run on the next day which is not a Saturday, Sunday, or legal holiday, in which event the period shall run until the end of the next day thereafter which is not a Saturday, Sunday, or legal holiday.

4.5. Nothing herein shall be construed to be to the benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party.

4.6. The obligations of the Company or the Holder may not be delegated or assigned to any other party without the prior written consent of the other.

4.7. The parties hereto, including the holder and all guarantors and endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically otherwise provided herein, and assent to extensions of time of payment, or forbearance or other indulgence, without notice.

IN WITNESS WHEREOF, this Note is executed by Predictive Technology Group, Inc., to be effective as of the ____ day of ___________, 2019.

PREDICTIVE TECHNOLOGY GROUP, INC.

By ____________________________

Its: